                                                                    EXHIBIT 12.1

CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TRADITIONAL
(Excluding CMO's and Savings and Loan)

                                                                      SIX MONTHS ENDED
                                                                         SEPTEMBER 30,              YEAR ENDED        YEAR ENDED
                                                                    2000              1999           03/31/00          03/31/99
                                                              ---------------   ---------------  ---------------   ---------------

FIXED CHARGES

(A) Interest Expensed and Capitalized                              46,705            27,361           66,844            41,581

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness              included in (A)   included in (A)  included in (A)   included in (A)

(C) An estimate of the interest within
    rental expense                                                  6,636             5,102            8,357            10,457

(D) Preference security dividend requirements
    of consolidated subsidiaries                                      N/A               N/A              N/A               N/A
                                                                ---------         ---------        ---------         ---------
TOTAL FIXED CHARGES                                             $  53,341         $  32,463        $  75,201         $  52,038
                                                                =========         =========        =========         =========
EARNINGS

ADD:
(A) Pre-tax earnings                                              173,994           200,441          416,861           373,294

Add back: minority interest in consolidated subsidiaries           24,533            34,706           64,772            53,613

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                    (2,273)          (33,173)         (32,474)          (92,309)
Subtract: CDC earnings (add back losses)                             (215)              (76)            (456)             (430)
Subtract: CXP earnings (Fy95 and 96)                                   --                --               --                --

Adjust for CFMC (earnings) loss                                        --              (105)            (214)             (203)
                                                                ---------         ---------        ---------         ---------
                                                                  196,039           201,793          448,489           333,965

(B) Add back: fixed charges                                        53,341            32,463           75,201            52,038

(C) Add back: Amortization of capitalized interest                     --                --               --                --

(D) Add back: distributed income of equity investee                   N/A               N/A              N/A               N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                   --                --               --                --
                                                                ---------         ---------        ---------         ---------
                                                                  249,380           234,256          523,690           386,003

SUBTRACT
(A) Capitalized Interest                                           (2,750)               --               --                --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                         N/A               N/A              N/A               N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                               --                --               --                --
                                                                ---------         ---------        ---------         ---------
                                                                   (2,750)               --               --                --

TOTAL EARNINGS                                                  $ 246,630         $ 234,256        $ 523,690         $ 386,003
                                                                =========         =========        =========         =========

RATIO OF EARNINGS TO FIXED CHARGES                                   4.62              7.22             6.96              7.42

                                                                   YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                                    03/31/98         03/31/97           03/31/96
                                                                ---------------   ---------------    ---------------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                33,256           34,062             40,862

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness                included in (A)   included in (A)    included in (A)

(C) An estimate of the interest within
    rental expense                                                    7,886             6,186             4,331

(D) Preference security dividend requirements
    of consolidated subsidiaries                                        N/A               N/A               N/A
                                                                  ---------         ---------         ---------
TOTAL FIXED CHARGES                                               $  41,142         $  40,248         $  45,193
                                                                  =========         =========         =========
EARNINGS

ADD:
(A) Pre-tax earnings                                                231,634           163,734            87,786

Add back: minority interest in consolidated subsidiaries             43,447            31,690                --

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                     (31,371)          (24,410)          (17,155)
Subtract: CDC earnings (add back losses)                             (3,577)             (925)             (277)
Subtract: CXP earnings (Fy95 and 96)                                     --                --           (25,628)

Adjust for CFMC (earnings) loss                                        (191)             (191)              (15)
                                                                  ---------         ---------         ---------
                                                                    239,942           169,898            44,711

(B) Add back: fixed charges                                          41,142            40,248            45,193

(C) Add back: Amortization of capitalized interest                       --                --                --

(D) Add back: distributed income of equity investee                     N/A               N/A               N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                     --                --                --
                                                                  ---------         ---------         ---------
                                                                    281,084           210,146            89,904

SUBTRACT
(A) Capitalized Interest                                                 --                --                --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                           N/A               N/A               N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                 --                --                --
                                                                  ---------         ---------         ---------
                                                                         --                --                --

TOTAL EARNINGS                                                    $ 281,084         $ 210,146         $  89,904
                                                                  =========         =========         =========

RATIO OF EARNINGS TO FIXED CHARGES                                     6.83              5.22              1.99

CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TOTAL COMPANY
(including CMO's and Savings and Loan)                                   SIX MONTHS ENDED
                                                                           SEPTEMBER 30,              YEAR ENDED        YEAR ENDED
                                                                      2000              1999          03/31/2000        03/31/1999
                                                                ---------------   ---------------  ---------------   ---------------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                79,683            63,385          128,520           118,451

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness                included in (A)   included in (A)  included in (A)   included in (A)

(C) An estimate of the interest within
    rental expense                                                    6,636             5,102            8,357            10,457

(D) Preference security dividend requirements
    of consolidated subsidiaries                                        N/A               N/A              N/A               N/A

Additional Adjustments:
    External Interest (CMO's)                                            --                --               --                --
    Amortization of discount and capitalized expense (CMO's)             --                --               --                --
                                                                  ---------         ---------        ---------         ---------
TOTAL FIXED CHARGES                                               $  86,319         $  68,487        $ 136,877         $ 128,908
                                                                  =========         =========        =========         =========
EARNINGS

ADD:
(A)  Pre-tax earnings                                               173,994           200,441          416,861           373,294

Add back: minority interest in consolidated subsidiaries             24,533            34,706           64,772            53,613

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                               (215)              (76)            (456)             (430)
Subtract: CXP earnings (FY 95 and 96)                                    --                --               --                --
                                                                  ---------         ---------        ---------         ---------
                                                                    198,312           235,071          481,177           426,477

(B) Add back: fixed charges                                          86,319            68,487          136,877           128,908

(C) Add back: Amortization of capitalized interest                       --                --               --                --

(D) Add back: distributed income of equity investee                     N/A               N/A              N/A               N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                     --                --               --                --
                                                                  ---------         ---------        ---------         ---------
                                                                    284,631           303,558          618,054           555,385

SUBTRACT
(A) Capitalized Interest                                             (2,750)               --               --                --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                           N/A               N/A              N/A               N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                 --                --               --                --
                                                                  ---------         ---------        ---------         ---------
                                                                     (2,750)               --               --                --

NET EARNINGS                                                      $ 281,881         $ 303,558        $ 618,054         $ 555,385
                                                                  =========         =========        =========         =========
RATIO                                                                  3.27              4.43             4.52              4.31

                                                                   YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                   03/31/1998        03/31/1997       03/31/1996
                                                                ---------------   ---------------  ---------------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                78,128            65,517           69,724

(B) Amortized Premiums, Discounts and
    capitalized interest related to indebtedness                included in (A)   included in (A)  included in (A)

(C) An estimate of the interest within
    rental expense                                                    7,886             6,182            4,331

(D) Preference security dividend requirements
    of consolidated subsidiaries                                        N/A               N/A              N/A

Additional Adjustments:
    External Interest (CMO's)                                            --                --              973
    Amortization of discount and capitalized expense (CMO's)             --                --               86
                                                                  ---------         ---------        ---------
TOTAL FIXED CHARGES                                               $  86,014         $  71,699        $  75,114
                                                                  =========         =========        =========
EARNINGS

ADD:
(A)  Pre-tax earnings                                               231,634           163,734           87,786

Add back: minority interest in consolidated subsidiaries             43,447            31,690               --

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                             (3,577)             (925)            (277)
Subtract: CXP earnings (FY 95 and 96)                                    --                --          (25,628)
                                                                  ---------         ---------        ---------
                                                                    271,504           194,499           61,881

(B) Add back: fixed charges                                          86,014            71,699           75,114

(C) Add back: Amortization of capitalized interest                       --                --               --

(D) Add back: distributed income of equity investee                     N/A               N/A              N/A

(E) Your share of pre-tax losses of equity investees for
    which charges arising from guarantees are included
    in fixed charges                                                     --                --               --
                                                                  ---------         ---------        ---------
                                                                    357,518           266,198          136,995

SUBTRACT
(A) Capitalized Interest                                                 --                --               --

(B) Preference security dividend requirements of
    consolidated subsidiaries                                           N/A               N/A              N/A

(C) Minority interest in pre-tax income of subsidiaries
    that have not incurred fixed charges                                 --                --               --
                                                                  ---------         ---------        ---------
                                                                         --                --               --

NET EARNINGS                                                      $ 357,518         $ 266,198        $ 136,995
                                                                  =========         =========        =========
RATIO                                                                  4.16              3.71             1.82
